UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 12, 2006

RELIANCE STEEL & ALUMINUM CO.
(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)
350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071
(Address of principal executive offices)
(213) 687-7700
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events.
     On October 12, 2006, Reliance Steel & Aluminum Co. (the “Company”) announced that, pursuant to an Offer to Purchase and Consent Solicitation Statement dated October 12, 2006, Earle M. Jorgensen Company (“EMJ”), a wholly-owned subsidiary of the Company, commenced a tender offer to purchase for cash any and all of its outstanding 9 3/4% Senior Secured Notes due 2012 (CUSIP No. 480829AE0) (“Notes”) and a related consent solicitation to amend the Indenture dated May 22, 2002 with respect to the Notes and certain other agreements relating to the Notes. The amendments to the Indenture and other agreements would eliminate substantially all of the restrictive covenants contained in the Indenture and the Notes (other than the covenants related to asset sales and change of control offers), certain events of default and the security interest that holders of the Notes have in EMJ’s assets. The amendments must be approved by holders of more than a majority of the outstanding principal balance of the Notes in order to become effective, and holders may not consent to the amendments without tendering their Notes. Notes in the aggregate principal amount of $249,995,000 are outstanding. The Company expects to enter into a new syndicated credit facility in the amount of approximately $1 billion to fund the purchase of all or a portion of any tendered Notes that are accepted for repurchase by EMJ.
     A copy of the Company’s press release dated October 12, 2006 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The foregoing description and the description in the press release are qualified in their entirety by reference to the full text of the Offer to Purchase and Consent Solicitation Statement, which is attached as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

N/A

(b)	Pro Forma Financial Information.

N/A

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 12, 2006.

99.2	Offer to Purchase and Consent Solicitation Statement dated October 12, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.
Dated: October 13, 2006	By	/s/ Karla Lewis
Karla Lewis
Executive Vice President and Chief Financial Officer

RELIANCE STEEL & ALUMINUM CO.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 12, 2006.

99.2	Offer to Purchase and Consent Solicitation Statement dated October 12, 2006.